EXHIBIT 10.6
                          ARTICLES OF AMENDMENT
                                 TO THE
                        ARTICLES OF INCORPORATION
                                   OF
                       CONIFER REALTY CORPORATION

     Conifer Realty Corporation, a Maryland corporation (the
"Corporation"), for the purpose of amending its Articles of Incorporation, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

1. The charter of the Corporation is hereby amended by striking out Article I and inserting in lieu thereof the following:

                                     ARTICLE I
                                       Name
               The name of the Corporation is Home Properties Resident Services, Inc. (hereinafter referred to as the "Corporation").

2. The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on this 14th day of December, 2000.

                              Conifer Realty Corporation



                              /s/ Richard J. Crossed
                              -----------------------------------
                              Richard J. Crossed, President

Attest:


/s/ Ann M. McCormick
---------------------------------------
Ann M. McCormick, Secretary